Farmers New World Life Insurance Company®
Home Office: 3003 77th Avenue S.E., Mercer Island, Washington 98040 / (206) 232-8400
Variable Policy Service Office: PO Box 724208, Atlanta, GA 31139 / (877) 376-8008

February 27, 2008
Dear Farmers Client:
We at Farmers are pleased to continue with our customized process for producing and distributing annual and semiannual reports to our Farmers Variable Life and Variable Annuity customers. In the past, you have received a large booklet containing the reports for all of the underlying portfolios available to your policy or contract. Beginning with our annual reports last February, you now receive customized booklets for only the reports of those underlying portfolios which correspond to your actual subaccount allocation at the time of the mailing. These booklets are provided to you as of year-end for the annual report mailing and as of June 30 for the semiannual report mailing. We believe that this customized approach is more cost effective, and we hope that you enjoy receiving only those reports that are applicable to your investment.
Your customized annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of December 31, 2007. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.
We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.
We appreciate and value your business, and look forward to serving you in the future.
Sincerely,
/s/ Harris Mortensen
Harris Mortensen
Director of Annuities and Variable Products
Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200

The following documents are referenced in this letter to contract owners and are hereby incorporated by reference:

Document 1.	The Annual Report of Calvert Variable Series, Inc. dated December 31, 2007, that was filed with the Securities and Exchange Commission on March 6, 2008 (File No. 811-03591).

Document 2.	The Annual Report of Dreyfus Variable Investment Fund dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 21, 2008 (File No. 811-05125).

Document 3.	The Annual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 14, 2008 (File No. 811-07044).

Document 4.	The Annual Report of DWS Variable Series I dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 28, 2008 (File No. 811-04257).

Document 5.	The Annual Report of DWS Variable Series II dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 29, 2008 (File No. 811-05002).

Document 6.	The Annual Report of DWS Investments VIT Funds dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 25, 2008 (File No. 811-07507).

Document 7.	The Annual Report of Fidelity Variable Insurance Products Fund dated December 31, 2007, that was filed with the Securities and Exchange Commission on March 3, 2008 (File No. 811-03329).

Document 8.	The Annual Report of Fidelity Variable Insurance Products Fund II dated December 31, 2007, that was filed with the Securities and Exchange Commission on March 3, 2008 (File No. 811-05511).

Document 9.	The Annual Report of Fidelity Variable Insurance Products III dated December 31, 2007, that was filed with the Securities and Exchange Commission on March 3, 2008 (File No. 811-07205).

Document 10.	The Annual Report of Franklin Templeton Variable Insurance Products Trust dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 29, 2008 (File No. 811-05583).

Document 11.	The Annual Report of Goldman Sachs Variable Insurance Trust dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 27, 2008 (File No. 811-08361).

Document 12.	The Annual Report of Janus Aspen Series dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 28, 2008 (File No. 811-07736).

Document 13.	The Annual Report of PIMCO Variable Insurance Trust dated December 31, 2007, that was filed with the Securities and Exchange Commission on February 29, 2008 (File No. 811-08399).

Document 14.	The Annual Report of Principal Variable Contracts Fund, Inc. dated December 31, 2007, that was filed with the Securities and Exchange Commission on March 6, 2008 (File No. 811-01944).
Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200